UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date

May 23, 2019

(Date of earliest event reported)

TELKONET, INC.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20800 Swenson Drive, Suite 175, Waukesha, WI 53186

(Address of Principal Executive Offices)

414.302.2299

(Registrant's Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Telkonet, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on May 23, 2019. Set forth below are the results of the matters voted on by the Company's stockholders at the Annual Meeting.

a)          Under plurality voting, the five nominees who receive the most “Voted For” votes are elected as directors. The certified tabulation of voting results provided by the independent inspector of elections is set forth below:

Board of Director’s Nominees:	Votes For	Votes Withheld	Broker Non-Vote
Jason L. Tienor	43,062,215	3,237,441	50,419,669
Tim S. Ledwick	43,556,017	2,743,639	50,419,669
Peter T. Kross	43,076,805	3,222,851	50,419,669
Leland D. Blatt	43,626,505	2,673,151	50,419,669
Arthur E. Byrnes	43,325,756	2,973,900	50,419,669

b)          According to the certified tabulation of voting results provided by the independent inspector of elections, the stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2019:

Votes For	Votes Against	Abstain
94,691,108	1,895,133	133,084

c)          According to the certified tabulation of voting results provided by the independent inspector of elections, the stockholders ratified an amendment to our Amended and Restated Articles of Incorporation to effect, at the discretion of our Board of Directors, a reverse stock split of our common stock, par value $0.001 per share, at any time prior to next year’s Annual Meeting of Stockholders by a ratio of not less than 1-for-10 and not more than 1-for-100, with the specific ratio, timing and terms to be determined by our Board of Directors:

Votes For	Votes Against	Abstain
79,359,773	17,108,291	251,261

d)          According to the certified tabulation of voting results provided by the independent inspector of elections, the stockholders ratified, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The results of the vote are in the table below:

Votes For	Votes Against	Abstain	Broker Non-Vote
41,912,556	3,861,009	526,091	50,419,669

e)          According to the certified tabulation of voting results provided by the independent inspector of elections, the stockholders ratified, on an advisory basis, the frequency of holding a non-binding advisory vote on executive compensation. The results of the vote are in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
38,762,341	381,695	2,625,731	4,529,889	50,419,669

There were no broker non-votes for matter b) and c) listed above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELKONET, INC.

Date: 05/29/2019
By: /s/ Richard E. Mushrush
F. Richard E. Mushrush
Chief Financial Officer

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